Exhibit 99.1
THIRD LETTER AMENDMENT
Dated as of September 15, 2007
Deutsche Bank Trust Company Americas,
   as Administrative Agent under the
   Credit Agreement referred to below
60 Wall Street
New York, New York 10005

Re:	Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
     Reference is made to the Amended and Restated Credit Agreement dated as of April 14, 2006 (the “Original Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger, as amended by that certain First Letter Amendment dated as of June 16, 2006 and that certain Second Letter Amendment dated as of February 16, 2007 (the Original Credit Agreement, as so amended, the “Credit Agreement”), by and among the Borrower, the guarantors named therein, the Administrative Agent and the other parties named therein. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
     It is hereby agreed by you and us as follows:
     1. Amendment to Credit Agreements. The Credit Agreement is hereby amended as follows:
     (a) The reference to “September 30, 2007” set forth in Section 2.06(e)(ii) is hereby deleted and a reference to “March 31, 2008” is hereby substituted therefor.
     (b) The reference to “Section 5.02(e)(v)(B)” set forth in clause (ii) of Section 5.01(s) is hereby deleted and a reference to “Section 5.02(e)(v)” is hereby substituted therefor.
     2. Effectiveness of Amendment. This Third Letter Amendment (this “Amendment”) shall become effective as of the date first above written solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, and (ii) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full.
     3. Ratification. The Credit Agreement, as amended hereby, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
[The remainder of this page is intentionally blank.]

2

     This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By	/s/ Mark E. Rose
	Name:	Mark E. Rose
	Title:	Chief Executive Officer and President

(Signatures continued on next page)

Agreed as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and a Lender

By	/s/ James Rolison

	Name:	James Rolison
	Title:	Director

By	/s/ Linda Wang

	Name:	Linda Wang
	Title:	Director
(Signatures continued on next page)

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Robert C. Avil

	Name:	Robert C. Avil
	Title:	Senior Vice President
(Signatures continued on next page)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By	/s/ James T. McKeon

	Name:	James T. McKeon
	Title:	Vice President
(Signatures continued on next page)

CITIZENS BANK,
as a Lender

By	/s/ Todd A. Seehase

	Name:	Todd A. Seehase
	Title:	Vice President
(Signatures continued on next page)

CONSENT
Dated as of September 15, 2007
     Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Amended and Restated Credit Agreement dated as of April 14, 2006, as amended by a certain First Letter Amendment dated as of June 16, 2006 and a certain Second Letter Amendment dated as of February 16, 2007, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Third Letter Amendment, hereby consents to such Third Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Third Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS NEW-YORK, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

HSM INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

LANDAUER SECURITIES, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By	/s/ Donald D. Olinger
	Name:	Donald D. Olinger
	Title:	Vice President and Chief Accounting Officer